SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              JULY 21, 2004
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                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


 DELAWARE                           0-27266                   36-3154957
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(State of other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                       60504
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 21, 2004, Westell Technologies, Inc., issued a press release setting forth its earnings results for the quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The press release filed as Exhibit 99.1 contains certain non-GAAP financial measures. These non-GAAP measures are provided to enhance the investors' overall understanding of the Company's current financial performance. Specifically, we believe the non-GAAP financial measures provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results. We believe these financial measures are useful to investors in understanding certain non-GAAP information used by management in its financial and operational decision-making. These measures should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

     The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                WESTELL TECHNOLOGIES, INC.



Date:  July 21, 2004                  By:            /c/ Nicholas C. Hindman
                                                --------------------------------
                                                      Nicholas C. Hindman
                                                      Senior Vice President and
                                                      Chief Financial Officer

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